UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 1, 2021

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)
(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	TWI	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Titan International, Inc. (the “Company”) announced that Laura K. Thompson has been appointed to the Company's Board of Directors, effective as of April 1, 2021. Ms. Thompson was also appointed to serve on the Audit, Nomination, and Compensation Committees of the Board. In connection with Ms. Thompson’s appointment, the Company's Board of Directors increased its size from seven to eight members.

Ms. Thompson, age 56, is a global business executive with deep financial and business expertise established over a 35-year career with The Goodyear Tire & Rubber Company. Ms. Thompson served as Executive Vice President of Goodyear until her retirement in March 2019, and from 2013 to 2018 she served as Executive Vice President and Chief Financial Officer. She also served in various finance and business roles including Vice President Finance North America, Vice President Business Development and Director Investor Relations. Ms. Thompson is also a Director at Parker Hannifin Corporation and WESCO International Inc. Ms. Thompson earned an undergraduate degree in Accounting and an MBA in Finance from the University of Akron.

In connection with her appointment, Ms. Thompson was granted $18,750 worth of the Company’s restricted common stock, subject to the Company's 2005 Equity Incentive Plan, as amended, the award letter with a vesting date of June 15, 2021. The number of shares of common stock issued will be based on the closing price of the Company’s common stock on April 1, 2021, the date of the grant. Ms. Thompson will participate in the Company's annual compensation program for non-employee directors as described within the Company's proxy statement.

There are no family relationships between Ms. Thompson and any director or executive officer of the Company, and there are no relationships or related transactions between Ms. Thompson and the Company that would be required to be reported under Item 404 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits
99Press release dated March 31, 2021, announcing Appointment of Laura K. Thompson, Former Executive Vice President of The Goodyear Tire & Rubber Company, to Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	April 1, 2021	By:	/s/ MICHAEL G. TROYANOVICH
Michael G. Troyanovich
Secretary and General Counsel